LEASE AGREEMENT

                             Dated December 16, 1996

                                 By and Between

                               WILLIAM I. ROBERTS,

                                    as Lessor

                                       and

                            BLUE FISH CLOTHING, INC.,

                                    as Lessee

                                       RE:

                              2035 Edgewood Avenue
                Palmer Township, Northampton County, Pennsylvania







                                 LEASE AGREEMENT

         THIS AGREEMENT made this 16th day of December, 1996, between WILLIAM I. ROBERTS, an individual (with his heirs and assigns, hereinafter called "Lessor), with offices at 99 South Cameron Street, Harrisburg, PA 17101, and BLUE FISH CLOTHING, INC. (hereinafter called "Lessee"), whose present address is #3 Sixth Street, Frenchtown, NJ 08825.

         WHEREAS, Lessor is the owner of that certain parcel of property consisting of approximately 7.5 acres, situated in the Township of Palmer, Northampton County, Pennsylvania, known as 2035 Edgewood Avenue, as specifically depicted on Exhibit A attached hereto (the "Land"), being improved with four buildings, i.e., building "1A" containing 11,440 square feet, building "2" containing 33,600 square feet, building "3" containing 23,042 square feet, and building "10" containing 27,900 square feet, together with parking facilities for approximately 175 vehicles and related appurtenances (the "Improvements"), which Land and Improvements collectively herein are referred to as the "Property"; and

         WHEREAS, Lessee desires to lease from Lessor a portion of the Property consisting of building "2", building "3", building "1a", the fifth floor and parking facilities for 160 vehicles and related appurtenances, as specifically depicted on Exhibit B attached hereto and hereby made a part hereof (the "Demised Premises"); and

         WHEREAS, Lessor has agreed, among other things, to lease to Lessee the Demised Premises in accordance with the terms and conditions of this Lease Agreement.

         NOW THEREFORE, in consideration of the mutual covenants herein set forth and intending to be legally bound, Lessor and Lessee agree, as follows:

                      ARTICLE 1 - LEASE OF DEMISED PREMISES

         1.1 Lease of Demised Premises. Lessor hereby leases the Demised Premises to Lessee, and Lessee hereby leases the Demised Premises from Lessor, for the Term herein described, at the rent and upon the mutual covenants and conditions set forth in this Lease Agreement.

                 ARTICLE 2 - TERM; DELIVERY OF DEMISED PREMISES

         2.1 Term; Delivery of Demised Premises. Term: Fifteen (15) years, commencing on the earlier of (i) the date upon which the renovations to the Premises (the "Renovations") have been substantially completed in accordance with the plans and specifications (the "Plans and Specifications") set forth on Exhibits B & C (other than responsibility and work that cannot be completed on such date provided such completion will not substantially interfere with Tenant's use of the Premises) or (ii) the date on which Tenant takes possession of, or commences the operation of its business in, any or all of the Premises (the "Commencement Date") and ending oat 5:00 PM, EST, on the last day of the calendar month in which falls the fifteenth (15th ) anniversary of the Commencement Date, unless sooner terminated in accordance with the provisions hereof. Tenant, however, shall have the right to enter the Premises prior to the Commencement date in order to perform those items of Tenant fit-out and completion of construction which are to be completed by Tenant and such entry and construction shall not be deemed to be taking of possession of the Premises by Tenant. Landlord shall notify Tenant in writing as soon as Landlord deems the Renovations to be substantially completed. In the event of any dispute as to when and whether the work performed or required to be performed by Landlord has been substantially completed, the certificate of an A.I.A. registered architect or a temporary of final certificate of occupancy issued by the local governing authority shall be conclusive evidence of such completion, effective on the date of the delivery of a copy of any such certificate to Tenant. The taking of possession by Tenant shall be deemed conclusively to establish that the Renovations have been completed in accordance with the Plans and Specifications and the Premises are in good and satisfactory condition as of when possession was so taken (except for such items as Landlord is permitted to complete at a later date, which items shall be specified by Landlord to Tenant in writing). Upon the Commencement Date, Tenant shall execute and deliver to Landlord a letter of acceptance of delivery of the Premises, such letter to be on Landlord's standard form therefor. Notwithstanding the foregoing, however, the parties agree that the Commencement Date shall be September 1, 1997.

                 ARTICLE 3 - RENT AND COST REIMBURSEMENT PAYMENT

         3.1 Lessee shall pay the Basic Rent in the minimum annual amounts, as follows:

               (a) Year 1; the sum of Two Hundred Sixty-Seven Thousand One Hundred Twenty Dollars ($267,120.00);

               (b) Year 2; the sum of Two Hundred Seventy-Five Thousand One Hundred Thirty-Three Dollars and Sixty Cents ($275,133.60); and

               (c) Each year thereafter during the term hereof, a sum equal to the minimum annual amount for the immediately preceding year plus three percent (3%) of such amount.

Each minimum annual amount shall be payable in twelve, equal monthly installments in advance, without demand, on or before the last day of each calendar month during the Term. If the Commencement Date or Expiration Date falls on a day other than the first or last day of a calendar month, respectively, then the Basic Rent (as well as the Cost Reimbursement Payment for such month as described in Section 3.2, below) for the fraction of a month at the beginning or the end of the Term shall be prorated for the number of days during such calendar month which this Lease Agreement was in effect based on the actual number of days in such month.

         3.2  Cost Reimbursement Payment.   Beginning with the Commencement Date
and during the Term of this Lease Agreement, Lessee shall pay to Lessor with respect to the Demised Premises, the following:

               (a) All garbage and/or trash collection charges assessed or imposed on the Demised Premises during the term of this Lease Agreement;

               (b) Any and all other costs reasonably incurred by Lessor in the operation and maintenance of the Demised Premises, including but not limited to water and sewer rentals, repairs, management fees, cleaning, maintenance or mechanical systems and service contracts, the costs of heat, light, power, steam, fuel, labor, supplies, tools, equipment and insurance, and all items properly constituting direct operating costs, which items are or may be deducted (and not capitalized) for Federal income tax purposes, according to standard accounting practices as determined by the Lessor's accountant; and

               (c) A common area maintenance charge of Fifteen Thousand and 00/100 dollars ($15,000.00) or Five percent (5%) of the Basic Rent, whichever is greater.

         With respect to operation and maintenance costs referenced in Section 3.2(b), on Lessee's occupancy of the Demised Premises, and at the commencement of each lease year thereafter, Lessor shall provide Lessee with an estimate of operation and maintenance costs for such upcoming year. Such amount shall be pro rated over such upcoming year, with Lessee making equal monthly installments of such amount as Additional Rent. Within thirty (30) days after the last day of each lease year, Lessor shall provide Lessee with an accounting of operation and maintenance expenses for such just completed lease year. If actual operation and maintenance expenses for such year exceeded the projected amount by up to five percent (5%), Lessee shall pay such amount to Lessor within thirty (30) days of Lessee's receipt of such accounting. Lessee shall not be required to pay operation and maintenance expenses greater than five percent (5%) above the amount projected for any applicable year. If actual operation and maintenance expenses for any lease year are less than the amount projected by Lessor for such year, then the amount by which projected operation and maintenance expenses that have be paid by Lessee during such year exceeds actual operation and maintenance expenses for such year shall be credited against Lessee's payment of operation and maintenance expenses for the next lease year. The foregoing provisions of this Section 3.2 notwithstanding, in accordance with Section 15.1 hereof, Lessee shall be responsible for the payment of all of its own utilities.

         3.3 Additional Rent. All sums of money due to Lessor hereunder that are not specifically characterized as Basic Rent, including the Cost Reimbursement Payment, shall constitute Additional Rent, and if any such sum is not paid when due it shall nevertheless be collectible as Additional Rent with the next installment of Basic Rent thereafter due, but nothing contained herein shall be deemed to suspend or delay the payment of any amount of money at the time it becomes due and payable hereunder, or to limit any other remedy of Lessor.

         3.4 Late Charges and Interest.

               (a) Lessee hereby acknowledges that late payment of Rent (after the expiration of any applicable grace period) will cause Lessor to incur costs not contemplated by this Lease Agreement, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Demised Premises. Accordingly, if any payment of Rent is not made when due, at Lessor's election Lessee shall pay to Lessor a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to an overdue amount or prevent Lessor from exercising any of its other rights and remedies provided for herein.

               (b) If Rent payment due hereunder is not paid in full when due, the amount due shall bear interest from the due date until paid at a rate equal to the greater of fifteen (15%) per annum or the rate of interest announced from time to time in the Wall Street Journal as the "prime rate" plus 2% per annum; provided, however, that interest shall not be payable on late charges payable by Lessee pursuant to subsection (a), above; and further provided that in no event shall interest and/or late charges payable hereunder be payable to the extent that such payments would exceed the maximum amounts payable under applicable law. Payment of interest shall not excuse or cure any default hereunder by Lessee. The calculation of interest charges shall be made on an actual days elapsed basis with a 365 or 366 day year, whichever may be applicable.

         3.5 Manner of Payment. All payments due from Lessee to Lessor shall be paid to Lessor, absolutely net, without deduction or offset whatsoever, in lawful money of the United States of America at the Lessor's offices, or to such other person or at such other place as Lessor may from time to time designate in writing to Lessee. If more than one check given in payment of any sum due hereunder is dishonored by the bank on which it is written, at Lessor's election Lessee shall thereafter pay any sums due hereunder by cashier's check.

                        ARTICLE 4 - TAXES AND ASSESSMENTS

         4.1 Impositions. Lessee shall pay as additional rent for the Demised Premises, all taxes and assessments, general and special, water and sewer rates and all other impositions (herein "Impositions"), ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed, or imposed upon the Demised Premises, or any part thereof, or upon any improvements at any time situated thereon, accruing or becoming due and payable during the term hereof; provided, however, that the general taxes levied against the Demised Premises shall be prorated between Lessor and Lessee as of the Commencement Date for the first year of the term and as of the Expiration Date for the last year of the term, all on the basis of the then most recently ascertainable real estate tax bills. Lessee may take the benefit of the provisions of any statute or ordinance permitting any assessment to be paid over a period of years, and Lessee shall be obligated to pay only those installments falling due during the term hereof.

         4.2 Alternative Taxes. If at any time during the term hereof the method of taxation prevailing at the Commencement Date shall be altered so that any new tax, assessment, levy, imposition, or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Lease Agreement or Demised Premises, or the rent, additional rent or other income therefrom and shall be imposed upon Lessor, then all such taxes, assessments, levies, impositions, or charges, or the part thereof, to the extent that they are so measured or base, shall be deemed to be included within the term "Impositions" for the purposes hereof, to the extent that such impositions would be payable if the Demised Premises were the only property of Lessor subject to such Impositions, and Lessee shall pay and discharge the same as herein provided in respect of the payment of Impositions. There shall be excluded from Impositions all federal income taxes, federal excess profit taxes, franchise, capital stock, and federal estate or state inheritance taxes of Lessor.

         4.3 Lessee's Payment of Impositions. In the month prior to the month in which Impositions described in Sections 4.1 and 4.2 hereof are due, Lessor shall provide notice to Lessee of nature of such Impositions and of the amount due by Lessee in accordance with Sections 4.1 and 4.2 hereof. Lessee shall make payment of all such Impositions prior to the due date for payment thereof.

         4.4 Evidence of Payment. Lessee shall deliver to Lessor duplicate receipts or photostatic copies thereof showing the payment of all said taxes, assessments, and all other Impositions, within thirty (30) days after the respective payments evidenced thereby.

         4.5 Right To Contest. Lessee shall have the right to contest the validity and amount of any taxes and assessments, provided title to the Property shall not be endangered or the Lessor penalized. Lessor agrees to cooperate with Lessee in any action, at no cost or expense to Lessor.

                         ARTICLE 5 - USE OF THE PREMISES

         5.1   General.   The  Demised   Premises   shall  be  used  solely  for
manufacturing and related office and other uses normally incident thereto and for no other purpose; provided, however, that, on Lessor's prior written consent (which consent shall not be unreasonably withheld), the Demised Premises may by used for other related purposes and activities as may be permitted by applicable zoning ordinances.

         5.2  Standards of Operation. Lessee covenants and agrees as follows:

              (a) Lessee will not do or permit to be done in, on, or about the Property, nor bring, or keep, or permit to be brought or kept therein, anything which (i) is prohibited by or will in any way violate or conflict with any applicable law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, (ii) is prohibited by, or will in any way increase the existing rate of, otherwise adversely affect, or cause a cancellation of any fire or other insurance policy covering the Property or any part thereof or any of its contents, or (iii) will in any way injure, obstruct or interfere with the rights of other occupants of the Property.

               (b) Lessee will not store or place any materials of any kind whatsoever outside the boundaries of the Demised Premises.

               (c) Lessee shall provide to Lessor, at least ten (10) days prior to Commencement Date, a comprehensive listing of all materials proposed to be used or stored by Lessee at the Demised Premises that are explosive, highly flammable, noxious in odor, or that may be otherwise dangerous in order that Lessor can insure that such materials are properly stored and/or used by Lessee; Lessor retains the right to require Lessee to move, remove, or otherwise alter the storage of such materials due to concerns regarding safety and health of other occupants of the Property and the surrounding neighborhood.

               (d) With the exception of ornamental fish, no animals, including without limitation, dogs, cats, monkeys, rats and mice, shall be brought into or kept in or about the Demised Premises.

         5.3 Lessor's Rules and Regulations. Lessee and Lessee's employees, agents, customers, invitees and licensees shall observe and comply with all reasonable rules and regulations established by Lessor with respect to the manner of conducting business in the Premises and the upkeep and the use thereof, including reasonable changes and additions to, and modifications thereof which may be announced by Lessor from time to time. Any such rules and regulations shall be deemed a part of this Lease Agreement, as conditions, with the same effect as though written herein, and Lessee also covenants that said rules and regulation will be faithfully observed by Lessee, Lessee's employees, and all persons visiting the Demised Premises or claiming under Lessee.

         5.4 Security. Lessee shall, at its sole cost and expense, be responsible for providing security services for the Premises and Lessee shall take such steps as may reasonably be necessary to control its employees, agents, customers and others in the Premises so as not to present security problems to other areas of the Property. Lessee, Lessee's employees, agents and others shall be subject to security policies and procedures and rules and regulations as may be established by the Lessor, but Lessor shall not be, in any way, responsible for providing any security services to the Premises or for the benefit of Lessee or Lessee's agents, employees or customers.

         5.5 Signs. Lessee shall not place any signs in windows or any other areas visible from the exterior of the Premises unless approved by Lessor, which approval may be granted or withheld by Lessor at its sole option for any reason or for no reason. All exterior signage is subject to the prior written approval of Lessor. Any sign or related

                                      -7-





item must be in conformance with existing ordinances of Palmer Township or other ordinances or regulations, as applicable.

                              ARTICLE 6 - INSURANCE

         6.1 Kinds of Insurance. As additional rent for the Demised Premises, Lessee shall procure (unless otherwise provided herein) and maintain policies of insurance, at Lessee's own cost and expense, insuring the following:

               (a) The improvements situated upon the Demised Premises against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot, or civil commotion as provided by the standard fire and extended coverage policy and all other risks of direct physical loss as insured against under special extended coverage endorsement, which insurance coverage shall be obtained by Lessor and shall be for not less than 100 percent of the full replacement cost of such improvements with all proceeds of insurance payable to Lessor, Lessee shall be responsible for the payment, as additional rent, of all premiums attributable to such insurance coverage of improvements at the Demised Premises;

               (b) Lessor and Lessee from all claims, demands, or actions for injury to or death of any person in an amount of not less than $1,000,000 for injury to or death of more than one person in any one occurrence to the limit of $3,000,000, and for damage to property in amount of not less than $1,000,000 made by or on behalf of, any person or persons, firm, or corporation arising from, related to or connected with the Demised Premises, including any period during which Lessee is engaged in making any repairs or alterations to the premises and including all damage to or from signs, glass, awnings, fixtures, or other appurtenances now or thereafter erected by, on or about the Property during the term hereof. Such insurance shall comprehend full coverage of the indemnity set forth in Article 17 hereof;

               (c) Lessor and Lessee with the same limits of coverage as provided in subsection (b) of this Section for loss or damage by boiler or internal explosion or breakdown of boilers;

               (d) Lessee from all workers' compensation claims;

               (e) Lessor and Lessee against breakage of all plate glass utilized in the improvements on the Demised Premises; and

               (f) Lessor from loss of rents during the period while the Demised Premises are untenantable due to fire or other casualty (for the maximum period for which such insurance is available), but the purchase of such rent insurance shall not relieve Lessee from the primary obligation to pay rent during any such period of untenantability.

         6.2 Form. The aforesaid insurance shall be by companies and in form, substance and amount (where not stated above) satisfactory to Lessor and any mortgagee of Lessor, and shall contain standard mortgage clauses satisfactory to Lessor's mortgagee. The aforesaid insurance shall not be subject to cancellation except after at least thirty days' prior written notice to Lessor and any mortgagee of Lessor. The original insurance policies (or certificates thereof satisfactory to Lessor) together with satisfactory evidence of payment of the premiums thereon shall be deposited with Lessor at the Commencement Date and not less than thirty days prior to the end of the term of each such coverage. Lessee shall make monthly deposits to apply toward insurance premiums in the same manner as made and provided in the case of real estate taxes in Article 4. If Lessor is a trust, the insurance referred to in subsections 6.1(b), 6.1(c), and 6.1(e) hereof shall also insure the beneficiary or beneficiaries thereof.

         6.3 Mutual waiver of subrogation rights. Whenever (1) any loss, cost, damage, or expense resulting from fire, explosion, or any other casualty or occurrence is incurred by either of the parties to this Lease Agreement in connection with the Demised Premises and (2) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage, or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation that might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within twenty days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect).

                      ARTICLE 7 - ASSIGNMENT AND SUBLETTING

         7.1 Consent Required. Lessee shall not, without Lessor's prior written consent, or mortgagee's consent

               (a) Assign, convey, or mortgage this Lease Agreement or any interest under it;

               (b) Allow any transfer thereof or any lien upon Lessee's interest by operation of law;

               (c) Sublet the Demised Premises or any part thereof; or

               (d) Permit the use or occupancy of the Demised Premises or any part thereof by anyone other than Lessee.

Lessor agrees that he will not unreasonably withhold his consent to any assignment or sublease, provided that if Lessee requests Lessor's consent to a sublease of the entire Demised Premises, Lessor may, in lieu of granting such consent or reasonably withholding the same, terminate this Lease Agreement, effective on the commencement date specified in the sublease to which Lessor's consent was requested. No permitted assignment or subletting shall relieve Lessee of Lessee's covenants and agreements hereunder and Lessee shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment of subletting had been made.

         7.2 Merger or Consolidation. Lessee may, without Lessor's consent, assign this Lease Agreement to any corporation resulting from a merger or consolidation of Lessee upon the following conditions:

               (a) That the total assets and net worth of such assignee after such consolidation or merger shall be equal to or more than that of Lessee immediately prior to such consolidation or merger;

               (b) That Lessee is not at such time in default hereunder; and

               (c) That such successor shall execute an instrument in writing fully assuming all of the obligations and liabilities imposed upon Lessee hereunder and deliver the same to Lessor.

If the aforesaid conditions are satisfied, Lessee shall be discharged from any further liability hereunder.

         7.3 Other transfer of lease. Lessee shall not allow or permit any transfer of this Lease Agreement, or any interest hereunder, by operation of law, or convey, mortgage, pledge, or encumber this Lease Agreement or any interest herein.

                             ARTICLE 8 - ALTERATIONS

         8.1 Lessor Approval. No alterations, additions or improvements to the Demised Premises shall be made without first submitting a detailed description thereof to Lessor and obtaining Lessor's written approval, such approval not to be unreasonably withheld. All alterations, additions or improvements made by Lessee and all fixtures attached to the Demised Premises shall become the property of Lessor and remain at the Demised Premises unless otherwise agreed in writing. Any item under this section must be in conformance with existing ordinances of Palmer Township or other ordinances or regulations, as applicable.

         8.2 Weight Limitation. Lessee shall not place items anywhere on the Demised Premises having weight in excess of the safe bearing capacity of the improvements.

         8.3 Removal of Fixtures. The fixtures and other alterations which are made on the Demised Premises on behalf of Lessee which are capable of removal must be removed at the option of the Lessor at the termination of this Lease Agreement. Lessee shall remove the fixtures and repair the damage to the premises, if any, caused by such removal at Lessee's expense. Lessor shall notify Lessee of its desire regarding removal within sixty (60) days from the expiration of the then current term.

         8.4 Initial Lessor Renovations. Renovations undertaken for and on behalf of the Lessee by the Lessor shall be undertaken, at Lessor's expense, in accordance with the approved plans and specifications attached hereto as Exhibit C.

                 ARTICLE 9 - DAMAGE FROM FIRE OR OTHER CASUALTY

         9.1 Termination. If, during the term of this Lease Agreement, or any renewal or extension thereof, any building is so damaged by fire or other casualty that the Demised Premises cannot be used for the purposes for which the premises were leased, as described in Article 5 (whether or not the Demised Premises are damaged), then, at Lessor's option, the term of this Lease Agreement upon written notice from Lessor, given within thirty days after the occurrence of such damage, shall terminate as of the date of the occurrence of such damage; provided, however, that if, on the occurrence of such damage or destruction, Lessor does not provide notice of termination as hereinabove provided, but elects to repair the damaged building, either party may terminate this Lease Agreement, effective as of the date of such damage, if such repairs and restoration cannot be completed within 270 days after the date of occurrence of such damage so as to reasonably restore the Demised Premises to the use for which they were leased hereunder. In either such case, Lessee shall pay the rent to the time of such termination and Lessor may enter upon and repossess the Demised Premises without further notice and with the right to break in forcibly to take possession.

         9.2 Suspension of Rent. If Lessor does not elect to terminate the term of this Lease Agreement, Lessor may repair the damaged building, and Lessor may enter and possess the Demised Premises for that purpose, and the rent shall be apportioned and suspended if and when Lessee is deprived of the Demised Premises; provided, however, that if Lessee is only deprived of a portion of the Demised Premises only an equitable portion of the rent shall be suspended.

         9.3 Continued Use by Lessee. If the Demised Premises shall be only slightly damaged so that such damage or the damage to any building a part of the Demised Premises does not render the Demised Premises unfit for the purposes for which the premises were leased as described in Article 5, Lessor will repair whatever portion, if any, of the Demised Premises which may have been damaged and Lessee will continue in possession and no rent will be apportioned or suspended.

         9.4 Disputed Rent Payment. If a dispute arises as to the amount of rent due under this Article 9, Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment, if any.

         9.5 No Obligation to Restore. In no event shall Lessor be obligated to repair, restore or replace any fixtures, improvements, alterations or other property for or on which Lessee carries or should have carried appropriate insurance, regardless of whether or not Lessee receives any insurance settlement on its claim or claims thereunder.

                ARTICLE 10 - LESSOR'S RIGHT TO ENTER; INSPECTION

         10.1 Permitted Entry. Lessee will permit Lessor, Lessor's agent or employees or any other person or persons authorized by Lessor, in writing, to inspect the Demised Premises at any time, and to enter the Demised Premises if Lessor shall so elect, for the purpose of making alterations, improvements or repairs to any building or for any purpose in connection with the operation or maintenance of any building, without depriving Lessee of the use of the Demised Premises unreasonably, and, also, for the purpose of showing the Demised Premises to persons wishing to purchase the same, or at any time within one year prior to the expiration of the Lease term, to persons wishing to rent the Demised Premises. Lessee shall, within one year prior to the expiration of the term hereof, permit the usual notice of "To Let" or "For Sale" to be placed on the Demised Premises and to remain thereon without molestation.

             ARTICLE 11 - CONDITION OF DEMISED PREMISES; MAINTENANCE

         11.1 Condition of Demised Premises. At the expiration or other termination of this Lease Agreement, Lessee shall leave the Demised Premises, and during the term hereof will keep the same, in good order and condition, ordinary wear and tear and damage by fire or other casualty alone excepted; and for that purpose and except as stated, Lessee will make all necessary repairs and replacements. All fixtures at the Demised Premises, including any and all fixtures that are part of improvements made to the Demised Premises, shall be a part of the Demised Premises and shall not be removed by Lessee. On Lessee's removal of improvements other than fixtures, Lessee shall be responsible for the repair of any and all damages to the Demised Premises occasioned by such removal. Lessee will use every reasonable precaution against fire and will give Lessor prompt notice of any damage to or accident upon the Demised Premises. Lessee will also at all times remove all dirt, rubbish, waste and refuse from the Demised Premises and at the termination of the term will also have had removed all its property therefrom, to the end that Lessor may again have and repossess the Demised Premises. Lessee acknowledges that the Demised Premises are now in good order and condition. Except as expressly otherwise provided in this Lease Agreement, Lessor shall have no obligation to make any repairs, improvements or alterations to the Demised Premises at any time.

         11.2 Lessor's Responsibility. Lessor shall keep the structural supports, exterior surfaces, and structural elements of the exterior walls and roof of the buildings that are a part of the Demised Premises in good order and repair at Lessor's expense. Lessor shall not, however, be under any obligation to maintain windows, doors, or glass wherever located. Lessor shall also operate and maintain the common areas and facilities as hereafter provided. Lessor shall have no responsibility to make any repairs hereunder until a reasonable time after receipt of written notice of the need for such repairs.

         11.3 Lessor's Responsibility. Lessee shall, at all times during the term hereof and upon surrender or termination, keep and maintain in good and substantial order and repair and make all necessary repairs, renewals, replacements, and decorations upon or in connection with all other parts of the Demised Premises, not explicitly the responsibility of Lessor, at Lessee's sole cost and expense. These parts of the Demised Premises include, but are not limited to, all doors, windows, window wall assembly and door frames, glass, walls and wall coverings, floors and floor coverings, electrical installations, plumbing installations and fixtures, heating, ventilating, and air-conditioning equipment and systems, pipes, wiring, gas, steam, and electrical equipment and fixtures, dock bumpers, seals, and dock equipment and facilities, and all other installations, equipment, fixtures, and appurtenances.

                            ARTICLE 12 - COMMON AREAS

         12.1 Definition. The term "common areas and facilities" shall mean all parking areas, access roads, drives, and sidewalks, lawns and landscaping, including lawn sprinkler systems, if any, exterior lighting, building sprinkler systems, if any, and all other space and facilities used in common or available for use in common by all tenants of the Property, their employees, customers, or invitees.

         12.2 Operation and Maintenance. Lessor shall operate and maintain, and may impose reasonable rules for the use of the common areas and facilities of the Property of which the Demised Premises are a part. Operating and maintaining the common areas and facilities shall include operating, furnishing, maintaining, repairing, and replacing parking, access, and drive areas, exterior building and parking area lighting, cleaning, painting, and striping, snow, ice, and debris removal, landscaping areas, utility services to the Demised Premises not separately metered and common area utility services, if any, building sprinkler systems, if any, and such other services and facilities for use or benefit of all tenants of the Property. This provision shall not require the Lessor to furnish any common area or facility not in place at the execution of this Lease Agreement nor shall it impede or restrict the alteration, removal, or conversion of use of any existing common areas or facilities.

               ARTICLE 13 - HOLDING OVER BEYOND END OF LEASE TERM

         13.1 Termination or Continuation; Notice. Either party hereto may terminate this Lease Agreement at the end of the term set forth in Section 2.1 by giving to the other party written notice of termination at least ninety (90) days prior to the end of said term. But, in default of such notice, this Lease Agreement shall continue at the same rate of rent, without any allowances, and upon the same covenants and conditions in force immediately prior to the expiration of said term for a further term of one (1) year and so on from year to year unless or until terminated by either party hereto by giving to the other at least ninety (90) days written notice of termination prior to the expiration of the then current term; provided, however, that if Lessor, on or prior to the last day permitted as aforesaid for giving notice of termination at the end of the then current term, shall have given Lessee, instead of a termination notice, a written notice setting forth proposed changes to the covenants or conditions of this Lease Agreement, and if Lessee shall not within ten (10) days from the giving of Lessor's notice, notify Lessor of Lessee's intention to vacate the Demised Premises at the end of the then current term, Lessee shall be considered as having accepted the changes and as electing to continue as Lessee under the terms of this Lease Agreement as modified by the terms and conditions mentioned in such notice from Lessor, for a further term as above provided or for such other term as may be stated in Lessor's notice. Upon receipt of notice of termination as provided above, Lessee agrees to vacate the Demised Premises no later than the end of the then current term and expressly waives the benefits of all laws, statutes or ordinances, now or hereafter enforced, providing for additional notice. Lessee expressly shall pay to Lessor as liquidated damages an the amount equal to two times the then applicable monthly installment of Basic Rent, for each month or portion of a month Lessee retains possession of the Demised Premises beyond the term of this Lease Agreement.

                        ARTICLE 14 - COMPLIANCE WITH LAW

         14.1 Lessee Compliance. Lessee agrees to comply promptly with all laws and ordinances and other notices, requirements, orders, regulations and recommendations (whatever the nature thereof may be) of any and all the Federal, State, County or Municipal authorities or the Board of Fire Underwriters or any insurance organizations, association or companies, with respect to the Demised Premises and any property appurtenant thereto.

                              ARTICLE 15 - SERVICES

         15.1 Utilities. Lessor shall not be required to furnish to Lessee any utilities or services of any kind. Lessee shall pay all charges for gas, electricity, water, sewer, light, heat, power, and telephone used or supplied upon or in connection the Demised Premises and shall indemnify Lessor against any liability on account thereof. Lessee shall also pay to Lessor, upon demand, as additional rent hereunder, the cost of any excessive use of utility services upon the Demised Premises that are not separately metered to the Demised Premises. Excessive use shall mean the use of utility services from such common utility service in an amount greater than the average use of the other tenants of the Property of which the Demised Premises are a part.

                      ARTICLE 16 - NOTICE OF ACCIDENT, ETC.

         16.1 Required Notice. Lessee shall give Lessor prompt written notice of any accident or breakage or defects in the wires, plumbing or heating, elevators or other apparatus.

                 ARTICLE 17 - INDEMNIFICATION; RELEASE OF LESSOR

         17.1 Indemnification. Lessee will protect, indemnify, and save harmless Lessor and Lessor's agents (and Lessor's beneficiary or beneficiaries if Lessor is a trustee) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, and expenses (including, without limitation, reasonable attorney fees and expenses) imposed upon or incurred by or asserted against Lessor by reason of any of the following:

               (a) Any accident, injury to, or death of persons or loss of or damage to property occurring on the Demised Premises;

               (b) Any failure on the part of Lessee to perform or comply with any of the terms of this Lease; or

               (c) Performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof.

In case any action, suit or proceeding is brought against Lessor and/or Lessor's agents (and/or Lessor's beneficiary or beneficiaries if Lessor is a trustee) by reason of any such occurrence, Lessee will, at Lessee's expense, resist and defend such action, suit, or proceeding, or cause the same to be resisted and defended by counsel approved by Lessor.

         17.2 Liability of Lessor. Lessor shall not be held responsible for, and is hereby expressly relieved from, any and all liability by reason of any injury, loss or damage to any person or property in the Demised Premises or the building whether the same be due to fire, breakage, leakage, water flow, steam, gas, use, misuse, abuse of elevators or defects therein, hatches, openings, defective construction or condition anywhere in the building, failure of water supply, or light or power defects in electric wiring, plumbing or other equipment or mechanism, wind, lighting storm or any other cause whatever whether the loss, injury or damage be to the person or property of Lessee or any other person, and whether or not due to any oversight, neglect or negligence of Lessor, occurring before or after the execution of this Lease Agreement, provided that the same is not occasioned by the gross negligence of willful misconduct of Lessor. Lessee further agrees to indemnify, defend and save Lessor harmless from and against all claims by any employee or invitee of Lessee made on account of such injury, loss or damage, including but not limited to reasonable attorney's fees and other legal expenses.

                          ARTICLE 18 - REMEDIES LESSOR

         18.1 Defaults; Remedies. If Lessee does any of the following, which shall constitute an event of default under this Lease Agreement:

               (a) Shall be in default in the payment of any installment of rent for a period of ten (10) days and the Lessor has provided to Lessee by telephone, with written confirmation thereof, at least forty-eight (48) hours notice that its payment has not been received, and if Lessee does not make prompt and complete payments as are required, upon receipt of such notice; or

               (b) Defaults in any of the covenants or conditions herein contained for ten (10) days following written notice to the Lessee of the default/ and if Lessee does not remedy the default within thirty (30) days of notification of such default or diligently pursue remedy of the default; or

               (c) Abandons the Demised Premises or removes or attempts to remove Lessee's goods or property therefrom other than in the ordinary course of business without having first paid to Lessor in full all rent and charges that may have become due as well as all which will become due thereafter; or

               (d) Becomes insolvent in any sense or makes an assignment for the benefit of creditors or offers a composition or settlement to creditors or calls a meeting of creditors for any such purpose, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any Federal or State act is filed by or against Lessee, or if a bill in equity or other proceeding is filed by any court for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Lessee's assets, or if any of the real or personal property of Lessee shall be levied upon by any sheriff, marshal, or constable, provided that any such proceeding shall not have been dismissed within sixty days (60) after the commencement of any such actions;

then, and in any such event, at the sole option of Lessor;

         (1) The whole balance of rent and charges, whether or not payable as rent, for the entire balance of the term herein reserved and any renewal or extension thereof, or any part of such rent and charges, and also all or any costs and sheriff's, marshall's or constable's commissions, whether chargeable to Lessor or Lessee, including watchman's wages, shall be taken to be due and payable and in arrears as if by the terms of this Lease Agreement said balance of rent and such other charges and expenses were on that day payable in advance; and/or

         (2) The term created by this Lease Agreement shall terminate and become absolutely void, without notice and without any right on the part of Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken, and upon such termination, or, also if there be no termination, Lessor may, without notice or demand, enter the Demised Premises breaking open locked doors, if necessary, to effect entrance, without liability for damages for such entry or for the manner thereof, for the purpose of distraint or execution or to take possession of the Demised Premises to minimize the loss by reason of Lessee's default, and to take possession of and sell under distraint the goods or chattels found upon said premises (subject only to any written waiver executed by Lessor in accordance with Section 27.6 hereof). Whether or not any rent be due or unpaid, should Lessee at any time remove, or attempt or indicate an intention to remove, the goods or chattels from the premises other than in the ordinary course of business, Lessee authorizes Lessor to follow the same for a period of ninety days after such removal or attempted or intended removal and to take possession of and cause to be sold sufficient of such goods and chattels to meet the rent and charges in arrears, as well as payable for the balance of the full term then remaining or any part thereof; and in addition to the above remedies or in connection therewith,

         18.2 Mitigation. After reentry or retaking or recovering of the Demised Premises, whether by way of termination of this Lease Agreement or not, Lessor may lease the Demised Premises or any part or parts thereof to such person or persons upon such terms as may in Lessor's discretion seem best for a term within or beyond the term of this Lease Agreement, and Lessee shall be liable for any loss of rent for the balance of the term plus the costs and expenses of reletting and balance of the term plus the costs and expenses of reletting and of making repairs and alterations to the Demised Premises. Further, Lessee, for itself and its successors and assigns, hereby irrevocably constitutes and appoints Lessor as Lessee's agent to collect the rents due and to become due from all subleases and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due or to become due hereunder.

                        ARTICLE 19 - REMEDIES CUMULATIVE

         19.1 Remedies Cumulative and Concurrent. All remedies available to Lessor hereunder and at law and in equity shall be cumulative and concurrent. No determination of this Lease Agreement nor taking or recovering possession of the Demised Premises shall deprive Lessor of any remedies or actions against Lessee for rent, for charges or for damages for the breach of any covenant or condition herein contained, nor shall the bringing of any such action for rent, charges or breach of covenant or condition, nor the resort to any other remedy or right for the recovery of rent, charges or demands for such breach be construed as a waiver of release of the right to insist upon the forfeiture and to obtain possession. No reentering or taking possession of the Demised Premises, or making of repairs, alterations or improvements thereto, or reletting thereof, shall be construed as an election on the part of Lessor to terminate this Lease Agreement unless written notice of such intention be given by Lessor to Lessee. The failure of Lessor to insist upon strict and/or prompt performance of the term, agreements, covenants and conditions of this Lease Agreement or any of them, and/or the acceptance of such performance thereafter shall not constitute or be construed as a waiver of Lessor's right to thereafter enforce the same strictly according to the tenor thereof in the event of a continuing or subsequent default.

             ARTICLE 20 - INABILITY OF LESSOR TO DELIVER POSSESSION

         20.1 Lessor Liability. Lessor shall not under any circumstances be liable to Lessee for its inability to deliver possession of the Demised Premises to Lessee as of the Commencement Date by reason of (a) the retention of the Demised Premises or any part thereof by any other person; (b) the fact that the renovation of any buildings included in the Demised Premises is not complete and ready for occupancy; or (c) any cause beyond Lessor's immediate control.

                         ARTICLE 21 - LEASE SUBORDINATED

         21.1 Mortgage or Deed of Trust. The rights and interest of Lessee under this Lease shall be subject and subordinate to any mortgage or trust deed that may be placed upon the Demised Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof, if the mortgagee or trustee named in said mortgages or trust deeds shall elect to subject and subordinate the rights and interest of Lessee under this Lease Agreement to the lien of his mortgage or deed of trust and shall agree to recognize this Lease Agreement of Lessee in the event of foreclosure if Lessee is not in default. Any mortgagee or trustee may elect to give the rights and interest of Lessee under this Lease priority over the lien of its mortgage or deed of trust. In the event of either such election and upon notification by such mortgagee or trustee to Lessee to that effect, the rights and interest of Lessee under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of the mortgage or trust deed, whether this Lease Agreement is dated prior to or subsequent to the date of the mortgage or trust deed. Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as his attorney in fact and in his name, place, and stead so to do. Provided that the same shall not adversely affect Lessor's ability to obtain financing from a lender of its choice under terms and conditions acceptable to Lessor, Lessor shall request any lender becoming a mortgagee of the Property to enter into a non-disturbance and attornment agreement containing substantially the terms and conditions set forth in Exhibit _____ hereto.

                       ARTICLE 22 - LIENS AND ENCUMBRANCES

         22.1 Encumbering Title. Lessee shall not do any act that shall in any way encumber the title of Lessor in and to the Demised Premises, nor shall the interest or estate of Lessor in the Demised Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Lessee. Any claim to, or lien upon, the, Demised Premises arising from any act or omission of Lessee shall accrue only against the leasehold estate of Lessee and shall be subject to and subordinate to the paramount title and rights of Lessor in and to the Demised Premises.

         22.2 Liens and Rights to Contest. Lessee shall not permit the Demised Premises to become subject to any mechanic's, laborer's, or materialman's lien on account of labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the Demised Premises by, or at the direction or sufferance of, Lessee, provided that Lessee shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Lessee shall give to Lessor such security as may be deemed satisfactory to Lessor to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Demised Premises b,( reason of nonpayment thereof, and provided further that, on final determination of the lien or claim for lien, Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

                            ARTICLE 23 - CONDEMNATION

         23.1 Whole or Partial Taking. In the event that any of the buildings included in the Demised Premises or any part thereof is taken or condemned for a public or quasi-public use, this Lease Agreement shall terminate as of the date when possession is surrendered to the condemnor, and the rent reserved hereunder shall abate and cease proportionately for the balance of the term hereof. In any such event, Lessee waives all claims for leasehold damages against Lessor and against the condemning authority or party and assigns the same, if any, to Lessor.

                ARTICLE 24 - LESSEE'S OPTION TO PURCHASE PROPERTY

         24.1 Option Period; Purchase Price. Lessee shall have the right and option, during the period beginning January 1, 2003 and ending January 5, 2004, to purchase the Property for the purchase price calculated, as follows:

Purchase price = $4,000,000 x [Index for December, 2002 / Base Year Index].

For purposes of this Option, for any given calendar year, the term "Index" shall mean the All Items Figure of the Consumer Price Index for All Urban Consumers, as published by the Bureau of Labor Statistics of the United States Department of Labor; provided, however, that, in the event that the Bureau of Labor Statistics or its successor discontinues publication of such index, then a comparable index shall be selected by Lessor exercising reasonable business judgment. And, the term "Base Year Index" shall mean the Index for the calendar month in which the Commencement Date occurs. Real estate taxes, insurance, and any other prepaid or accrued charges customarily prorated shall be prorated as of the date of transfer according to the applicable fiscal year.

         24.2 Notice Period; required deposit. Lessee may exercise this option by giving written notice to Lessor at any time during the period beginning January 1, 2003 and ending February 28, 2003.

         23.3 Settlement; Title. If Lessee shall exercise this option, settlement shall occur no later than January 5, 2004 at which time Lessor, as against receipt of said purchase price, shall give Lessee a good, clear, and marketable title to the Property, free and clear of all liens, encumbrances, encroachments, restrictions, reservations, conditions of record, and easements, except then existing leases, usual and customary easements such as utility services, taxes due but not yet payable, and zoning ordinances, if any. Transfer of the Property shall be made by special warranty deed conveying title therein to Lessee, in fee simple. If there is any lien or encumbrance of record against the Property, Lessee may elect to take the Property subject to any such lien or encumbrance.

         24.4 Change in Commencement Date. If for any reason Lessor cannot deliver possession of the Demised Premises to Lessee on or before the Commencement Date, the dates set forth in this Article shall be reset so that each date is moved forward in time by the number of days which passed between the Commencement Date and the date upon which Lessor delivered possession to Lessee.

                      ARTICLE 25 - ENVIRONMENTAL COMPLIANCE

         25.1 Definitions.

               (a) As used herein, the term "Environmental Laws" means any and all federal, state or local laws, statutes, rules, regulations, ordinances, interstate compacts, or judicial or administrative decrees, orders, decisions or permits relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or Hazardous Substances into the environment (including ambient air, surface water, ground water or subsurface strata), or otherwise relating to the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of such pollutants, contaminants or any Hazardous Substances, including the following statutes, as amended and judicially and administratively interpreted, and all regulations promulgated thereunder, including all comparable statutes, regulations and interpretations by the Commonwealth of Pennsylvania: Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C ss.ss.9601 et seq. ("CERCLA"); Federal Water Pollution Control Act, 42 U.S.C ss.ss. 1251 et seq.; Clean Air Act, 42 U.S.C ss.ss. 7401 et seq.; Resource Conservation and Recovery Act, 42 U.S.C ss.ss. 4901 et seq.; Safe Drinking Water Act, 42 U.S.C ss.ss. 300f et seq.; Toxic Substance Control Act, 15 U.S.C ss.ss. 2601 et seq.; Clean Water Act, 33 U.S.C. ss. 1251 et seq.; National Environmental Policy Act 42 U.S.C. ss. 4321 et seq.; Hazardous Substances Cleanup Act, 35 Pa. C.S.A. ss. 6020.101 et seq. ("HSCA"); Clean Streams Law, 35 Pa. C.S.A. ss.691.1 et seq.; Solid Waste Management Act, 35 Pa. C.S.A. ss. 6018.101 et seq.; Pennsylvania Storage Tank and Spill Prevention Act, Pa. Act No. 1989-32; and Pennsylvania Air Pollution Control Act, 35 Pa. C.S.A. ss.ss. 4001 et seq.

               (b) As used herein, the term "Hazardous Substances" means any and all elements, compounds, chemical mixtures, contaminants, pollutants or other substances identified as "hazardous substances" under CERCLA or HSCA or any comparable statutes and regulations of the Commonwealth of Pennsylvania, or any petroleum or petroleum products, or asbestos.

               (c) As used herein, the term "release" means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, dumping, discarding, burying, abandoning or disposing into the environment at or about the Property on or prior to the termination or expiration of this Lease.

         25.2  Lessee's Obligations. Lessee shall:

               (a) not cause or permit any Hazardous Substances to be placed, held, located, released, spilled, transported or disposed of on, under, at or from the Demised Premises, or any real estate contiguous thereto, in contravention of any Environmental Law;

               (b) if Lessee violates clause (a) of this paragraph (2), at Lessee's sole cost and expense, contain at or remove from the Property or perform any other remedial action regarding any Hazardous Substance, at Lessee's sole cost and expense, whether or not such containment, removal or other remedial action is required under any Environmental Law (such containment, removal or other remedial action to occur as and when required by Environmental Law or upon termination or expiration of this Lease, whichever first occurs) and, whether or not so required, perform any containment, removal or remediation of any kind of any Hazardous Substance in compliance with all requirements of law;

               (c) not permit any subtenant or occupant of the Demised Premises to engage in any activity that could result in any liability, cost or expense to any such subtenant or occupant, or to Lessee, Lessor or any other owner of the Property or any portion thereof or the creation of a lien on the Property under any Environmental Law or under any similar applicable law or regulation;

               (d) provide Lessor with written notice (and a copy as may be applicable) of any of the following within 10 days thereof: (i) Lessee's obtaining knowledge or notice of any kind of the presence, or any actual or threatened release, of any Hazardous Substance on, under, at or from the Property not authorized or permitted under Environmental Laws; (ii) Lessee's receipt or submission, or Lessee's obtaining knowledge or notice of any kind, of any report, citation, notice or other communication from or to any federal, state or local governmental or quasi-governmental authority regarding any Hazardous Substance in any way materially adversely affecting the Property; or
(iii) Lessee's obtaining knowledge or notice of any kind of the incurrence of any cost or expense by any federal, state or local government or quasi-governmental authority or any private party in connection with the assessment, monitoring, containment, removal or mediation of any kind of any Hazardous Substance on, under, at or from the Property, or of the recording of any lien on the Property in connection with any such action or Hazardous Substance on, under or at the Property; and

               (e) defend all actions arising out of Lessee's occupancy of the Demised Premises during the Term against Lessor and pay, protect, indemnify and save harmless Lessor from and against any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from Lessee's failure to comply with this section. The indemnity contained in this section shall survive the expiration or earlier termination of this Lease with respect to the obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such expiration or earlier termination.

                       ARTICLE 26 - CONFESSION OF JUDGMENT

         26.1 Money Judgment. For value received and upon the occurrence of an event of default hereunder, lessee does hereby empower any attorney of any court of record within the commonwealth of Pennsylvania, to appear for lessee and, with or without complaint filed, confess judgment against lessee and in favor of lessor, its successors or assigns, in the commonwealth of Pennsylvania, for the sum due by reason of said default in the payment of rent and other sums, including accelerated rent, and for the sum due by reason of any breach of covenant or condition broken by lessee, with costs of suit and attorney's commission of 10 percent for collection, and forthwith issue a writ or writs of execution thereon with release of all errors and without stay of execution. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed from time to time as often as any rent in arrears or rent treated as if in arrears or charges fall due and are not paid. Such powers may be exercised during as well as after the expiration or termination of the original term and during and at any time after any extension or renewal of the term.

         26.2 Judgment in Ejectment. For value received and upon the occurrence of an event of default hereunder, or upon expiration or earlier termination of the term of this lease and the failure of lessee to deliver possession to lessor, lessee further authorizes and empowers any such attorney (either in addition to or without such judgment for the amount due according to the terms of this lease) to appear for lessee and any other person claiming under, by or through lessee, and confess judgment forthwith against lessee and such other persons and in favor of lessor in an amicable action of ejectment for the premises filed in the Commonwealth of Pennsylvania, with release of all errors. Lessor may forthwith issue a writ or writs of execution for possession of the premises and at lessor's option, for the amount of any judgment, and all costs, without lease of court, and lessor may, by legal process, without notice reenter and expel lessee from the premises, and also any persons holding under lessee.

                           ARTICLE 27 - MISCELLANEOUS

         27.1 Zoning. Anything herein contained to the contrary notwithstanding, this Lease Agreement and all the terms, covenants and conditions hereof are in all respects subject and subordinate to all zoning laws and ordinances affecting the Demised Premises and/or the building and Lessee agrees to be bound by the game. Further, Lessee does not agree or represent that any licenses or permits which may be required for the business to be carried on by Lessee in the Demised Premises will be granted, or if granted will be continued in effect or renewed. Any failure to obtain such licenses or permits, or any revocation thereof, or failure to continue or renew the same, shall not release Lessee from any obligations of this Lease Agreement or reduce the save, and nothing shall obligate Lessor to assist in obtaining any such permit or license.

         27.2 Brokers. The parties represent and warrant that this Lease Agreement was negotiated directly and not through or with any broker or other intermediary purporting to act either for either party. The parties agree to indemnify, protect, defend and save each other harmless from and against any and all claims, costs, damages or expenses to which each may be subjected as the result of any broker or other intermediary claiming to have negotiated or brought about this Lease Agreement.

         27.3 Conveyance by Lessor. Lessee agrees that on the occasion of each sale or exchange of Lessor's estate in the building, Lessee will look to each respective succeeding grantee or assignee for the performance of the obligations of Lessor hereunder. Lessee further agrees that each respective grantor and assignor so selling or exchanging shall be and is hereby released and discharged from any and all liability and obligation under this Lease Agreement as Lessor or otherwise, except liabilities in respect to the period up to the date of such sale or exchange. Lessee further agrees that Lessor's liability under this Lease Agreement shall be limited to and include only the interests of Lessor in the building of which the Demised Premises are a part.

         27.4 Notices. All notices required to be given under this Lease Agreement shall be given by registered mail, sent to the place specified below.

LESSOR:

William I. Roberts
99 South Cameron Street
Harrisburg, PA 17101

LESSEE:

Blue Fish Clothing, Inc.
No. 3 Sixth Street
Frenchtown, NJ 08825

As against Lessor the only admissible evidence that notice has been given shall be a registered return receipt signed by Lessor.

         27.5 Successors and Assigns. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this Lease Agreement may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

         27.6 Lessor's Waiver. Lessor shall, upon written request from Lessee, execute a waiver of its right to distrain upon or secure a lien against any equipment, machinery or other personal property acquired or leased by Lessee, if such property becomes subject to a perfected security interest by any lending institution or equipment lessor. Lessee shall, in its written request for this waiver, specifically enumerate the equipment, machinery or other personal property for which the waiver is requested as well as the length of time for which the perfected security interest shall be in full force and effect.

         27.7 Estoppel Certificate. Lessee shall, upon demand from Lessor, execute and deliver to Lessor an Estoppel Certificate in such form and content as requested by Lessor, attesting to the compliance to date of Lessor with the terms and conditions of this Lease Agreement and such other matters as requested by Lessor concerning the tenancy of Lessee hereunder. In the event that Lessee asserts any default by Lessor that would prevent Lessee from attesting to such a certificate, Lessee shall set forth such alleged default or defaults in the certificate in detail and attest to the fact that those listed defaults are the only defaults by Lessor hereunder.

         27.8 Headings. The headings appearing in connection with various sections herein are for convenience only. They are not intended to indicate all of the subject matter in the text and they are not to be used in interpreting this Lease Agreement nor for any other purpose in the event of any controversy.

         27.9 Whole Agreement. It is expressly understood and agreed by and between all the parties hereto that this Lease Agreement and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions, warranties, representations and understandings between Lessor and Lessee relative to the Demised Premises and this leasehold, and that there are no promises, agreements, conditions, warranties, representations on understandings, either oral or written, between them other than as herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, understanding or addition to this Lease Agreement shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement the day and year aforesaid.

LESSOR:                                              LESSEE:

William I. Roberts                                   Blue Fish Clothing, Inc.

By:                                                  By:
   ---------------------                                ---------------------
     (Name/Title)                                        (Name/Title)

By:                                                  By:
   ---------------------                                ---------------------
     (Name/Title)                                        (Name/Title)

WITNESS                                              ATTEST

------------------------                                ---------------------
(Name/title)                                             (Name/Title)